SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

      [ ]   Preliminary Proxy Statement
      [ ]   Confidential, for Use of the Commission Only (as permitted by
            Rule 14a-6(e) (2)
      [X]   Definitive Proxy Statement
      [ ]   Definitive Additional Materials
      [ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              PHOENIX-ZWEIG TRUST
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in its Charter)
                               Pamela S. Sinofsky
                     c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480

         (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

      [X]   No fee required.

      [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.

            1)   Title of each class of securities to which transaction applies:
            2)   Aggregate number of securities to which transaction applies:
            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            4)   Proposed maximum aggregate value of transaction:
            5)   Total fee paid: ___________

      [ ]   Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)   Amount Previously Paid:
            2)   Form, Schedule or Registration No.:
            3)   Filing Party:
            4)   Date Filed:

PHOENIX EQUITY PLANNING CORPORATION         101 Munson Street              Toll Free 800 243-1574
                                            PO Box 88
                                            Greenfield, MA  01301



[LOGO] PHOENIX
       INVESTMENT PARTNERS



                                                                October 11, 2000


Dear Shareholder:

       We are pleased to enclose the proxy statement for the November 30, 2000 special shareholders meeting being held for the Phoenix-Zweig Government Cash Fund. Please take the time to read the proxy statement and cast your vote, because the changes are important to you as a shareholder.

       We are asking shareholders to approve changes to your Fund's fundamental investment restrictions as part of our effort to make the Fund similar to our other Phoenix Funds. We do not presently anticipate that these changes will have any material impact on the investment techniques employed by the Fund. We are also asking shareholders to ratify the selection of PricewaterhouseCoopers as the Trust's independent public accountants.

       The Board of Trustees believes that the proposed changes to the fundamental investment restrictions and the approval of PricewaterhouseCoopers are in the best interests of the shareholders of each Fund. The Board of Trustees has unanimously recommended that shareholders approve the proposals described in the proxy statement and proxy. Should you have any questions, please feel free to call us at 1(800) 243-1574. We will be happy to answer any questions you may have.

       I URGE EACH SHAREHOLDER TO PROMPTLY MARK, SIGN AND RETURN THE ENCLOSED PROXY.

Sincerely,

/s/Martin E. Zweig

Martin E. Zweig
President, Phoenix-Zweig Trust











      This letter has been prepared solely for the information of existing shareholders. This letter is not authorized for distribution to prospective investors.


Mutual funds distributed by PHOENIX EQUITY PLANNING CORPORATION, member NASD and subsidiary of Phoenix Investment Partners, Ltd.

                       PHOENIX-ZWEIG GOVERNMENT CASH FUND

                        A SERIES OF PHOENIX-ZWEIG TRUST

                          900 THIRD AVENUE, 31ST FLOOR
                            NEW YORK, NEW YORK 10022
                                1 (800) 243-1574
                              -------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 30, 2000


To The Shareholders:

     Phoenix-Zweig Trust, a Delaware business trust (the "Trust"), will hold a special meeting of shareholders of the Phoenix-Zweig Government Cash Fund (the "Fund") at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301 on November 30, 2000 at 2:00 p.m., local time, for the following purposes:

     1. To amend the fundamental investment restriction of the Fund regarding diversification.

     2. To adopt a fundamental investment restriction for the Fund regarding concentration.

     3. To amend the fundamental investment restriction of the Fund regarding borrowing.

     4. To amend the fundamental investment restriction of the Fund regarding the issuance of senior securities.

     5. To amend the fundamental investment restriction of the Fund regarding underwriting.

     6. To amend the fundamental investment restriction of the Fund regarding investing in real estate.

     7. To amend the fundamental investment restriction of the Fund regarding investing in commodities.

     8. To amend the fundamental investment restriction of the Fund regarding lending.

     9. To eliminate the fundamental investment restriction of the Fund regarding investing in oil and gas interests.

     10. To eliminate the fundamental investment restriction of the Fund regarding short sales.

     11. To eliminate the fundamental investment restriction of the Fund regarding writing or purchasing put or call options.

     12. To eliminate the fundamental investment restriction of the Fund regarding the purchase of illiquid investments.

     13. To eliminate the fundamental investment restriction of the Fund regarding investing in companies for the purpose of exercising control.

     14. To eliminate the fundamental investment restriction of the Fund regarding investing in other investment companies.

     15. To eliminate the fundamental investment restriction of the Fund regarding investing in equity securities and certain bonds.

     16. To ratify or reject the selection of PricewaterhouseCoopers LLP, independent accountants, to audit financial statements of the Trust.

     17. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

     You are entitled to vote at the meeting and any adjournment(s) if you owned shares of the Fund at the close of business on October 2, 2000.

     Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

     o by telephone, with a toll-free call to the number listed on the enclosed proxy card and following recorded instructions;

     o   by mail, with the enclosed proxy card and postage-paid envelope; or

     o   in person at the meeting.

     We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

                  PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.

                                               By Order of the Board of Trustees
                                               of Phoenix-Zweig Trust,



                                               MARC BALTUCH
                                               Secretary

                       PHOENIX-ZWEIG GOVERNMENT CASH FUND

                        A SERIES OF PHOENIX-ZWEIG TRUST

                          900 THIRD AVENUE, 31ST FLOOR
                            NEW YORK, NEW YORK 10022
                                1 (800) 243-1574
                              -------------------

                                PROXY STATEMENT
                              -------------------

                            MEETING OF SHAREHOLDERS


     This proxy statement is being furnished in connection with the solicitation by the Board of Trustees of Phoenix-Zweig Trust (the "Trust") of proxies to be used at a meeting of the shareholders of Phoenix-Zweig Government Cash Fund (the "Fund") and at any adjournment(s) thereof. The meeting will be held at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301 on November 30, 2000 at 2:00 p.m., local time.

     The purpose of the meeting is to consider changes to the fundamental investment restrictions of the Fund. The proposed changes will not change the Fund's investment objective or principal investment strategy.

     This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about October 11, 2000.

VOTING INFORMATION
     Shareholders of record of the Fund at the close of business on October 2, 2000 will be entitled to vote at the meeting or at any adjournments thereof. The following table shows, as of the record date, the number of shares of the Fund and the votes represented by such shares as of the record date:

--------------------------------------------------------------------------------
                                            SHARES                 VOTES
CLASS                                     OUTSTANDING           REPRESENTED
--------------------------------------------------------------------------------
Class A shares                            4,423,442.113          4,423,442.11
--------------------------------------------------------------------------------
Class B shares                            4,496,975.630          4,496,975.63
--------------------------------------------------------------------------------
Class C shares                            3,712,453.606          3,712,453.61
--------------------------------------------------------------------------------
Class I shares                            3,258,821.210          3,258,821.21
--------------------------------------------------------------------------------
Class M shares                          174,358,166.325        174,358,166.33
--------------------------------------------------------------------------------

     Shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date) of each share owned by such shareholder on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Shareholders of the Fund will vote separately on each proposal, with all classes voting together. Shareholders of the Fund, together with shareholders of the Phoenix-Zweig Appreciation Fund, the Phoenix-Zweig Foreign Equity Fund, the Phoenix-Zweig Government Fund, the Phoenix-Zweig Growth & Income Fund, Phoenix-Zweig Managed Assets and the Phoenix-Zweig Strategy Fund who will be voting at the same time on an identical proposal, will vote in the aggregate on a Trust-wide basis to ratify or reject the selection of PricewaterhouseCoopers LLP to audit the financial statements of the Trust.

     The holders of thirty-three and one-third percent of the outstanding shares of the Fund entitled to vote shall constitute a quorum for the meeting. A quorum being present, the approval of each proposal by the Fund, except the proposal to ratify the selection of auditors, requires the vote of the lesser of (i) 67% or more of the eligible votes of the Fund present at the meeting if more than 50% of the eligible votes of the Fund are present in person or by proxy or (ii) more than 50% of the eligible votes of the Fund. The approval of the proposal to ratify the selection of the auditors requires the vote of a majority of the eligible votes which are voted on a Trust-wide basis, which includes the votes of the shares of the Phoenix-Zweig Appreciation Fund, the Phoenix-Zweig Foreign Equity Fund, the Phoenix-Zweig Government Fund, the Phoenix-Zweig Growth & Income Fund, Phoenix-Zweig Managed Assets and the Phoenix-Zweig Strategy Fund.

     For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposals to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposals.

     If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of one or more of the proposals have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each proposal, unless directed to vote against the proposal, in which case such shares will be voted against the proposed adjournment with respect to that proposal.

     The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in either such case the Trustees shall set a new record date. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

REVOCATION OF PROXIES
     Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise:

     o by written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the meeting;

     o by the subsequent execution and return of another proxy prior to the meeting;

     o   by submitting a subsequent telephone vote; or

     o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

SOLICITATION OF PROXIES
     In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of shares of the Funds. The cost of the solicitation of proxies will be borne by Phoenix Investment Partners, Ltd. D.F. King and Co., Inc., a proxy solicitation firm, has been engaged by the Trust to act as solicitor and will receive fees estimated at $3,500, plus reimbursement of out-of-pocket expenses. The agreement with D.F. King provides that D.F. King will perform various proxy solicitation services in connection with the meeting, such as contacting shareholders and providing information with respect to matters to be considered at the meeting.

     If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this proxy statement or attend the meeting in person.

     A COPY OF THE TRUST'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 100 BRIGHT MEADOW BOULEVARD, P.O. BOX 2200,
ENFIELD, CONNECTICUT 06083-2200. SHAREHOLDERS MAY ALSO CALL PHOENIX EQUITY PLANNING CORPORATION TOLL-FREE AT (800) 243-4361.

SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information as of September 27, 2000 with respect to each person who beneficially owns 5% or more of any class of the Fund's equity securities.

NAME OF SHAREHOLDERS                             FUND AND CLASS                  PERCENTAGE OF CLASS     NUMBER OF SHARES
--------------------                             --------------                  -------------------     ----------------

Prudential Securities                            Government Cash Fund Class A          5.62%               241,437.880
FBO Roger Markle IRA
1145 Doninguez, Ste. #J
Carson, CA 90746-3550

Nicholas Schaus                                  Government Cash Fund Class A          8.65%               371,356.560
Barbara D. Schaus JT TEN
137 Anchor Drive
Vero Beach, FL 32963-2941

Jack Schatz                                      Government Cash Fund Class A          7.51%               322,563.050
Susan Schatz Ttees
Corporate Concepts Ltd., PSP
1104 Tower Drive
Edgewater, NJ 07020-2213

Salomon Smith Barney Inc.                        Government Cash Fund Class B          9.44%               423,013.550
333 West 34th Street - 3rd Fl.                   Government Fund Class B               5.89%                 7,739.450
New York, NY 10001

NFSC DEBO#A7T-142743                             Government Cash Fund Class B          5.15%               230,607.710
NFSC/FMTC IRA
FBO Donald H. Lutz
153 Tobie Avenue
Pawtucket, RI 02861-3215

William J. Ragen, Ttee                           Government Cash Fund Class C          5.25%               209,524.960
WRL Inc. PSP Tr
111 W. Jackson Boulevard, Ste. 1144
Chicago, IL 60604-3502

NFSC FEBO                                        Government Cash Fund Class C          5.21%               207,671.390
Laborer's Intl of NA Local 860
4220 Prospect Avenue
Cleveland, OH 44103-4367

Prudential Securities FBO                        Government Cash Fund Class C          5.26%               209,771.510
Stanley E. Coleby
Sharon A. Coleby JTWROS
2432 Briar Creek Circle
Salt Lake City, UT 84117-4575

State Street Bank & Trust                        Government Cash Fund Class C          7.51%               299,427.520
Cust for the IRA Rollover of Rana J. Khan
3722 Agusta Lane
Elkhart, IN 46517-3854

NAME OF SHAREHOLDERS                             FUND AND CLASS                  PERCENTAGE OF CLASS     NUMBER OF SHARES
--------------------                             --------------                  -------------------     ----------------

Jaw Hsien Wang                                   Government Cash Fund Class A          5.34%               212,874.370
Hsiu Shi Wang Ten Com
1102 Rue Cannes
Hammond, LA 70403-5416

Martin E. Zweig & Jeffrey Perry Ttee             Government Cash Fund Class I         62.26%             2,019,555.100
Zweig-DiMenna Associates, Inc.                   Government Fund Class I              24.38%                72,416.322
Retirement Trust MPP                             Growth & Income Class I              99.98%                77,319.752
Attn. Michael Link                               Managed Assets Class I               98.44%                85,709.806
900 Third Avenue, Fl 31                          Strategy Fund Class I                99.98%                69,785.311
New York, NY 10022-4728

Martin Zweig Ttee                                Government Cash Fund Class I         36.03%             1,168,743.270
Marty & Barbara Zweig
Foundation Inc.
900 Third Avenue, Fl. 31
New York, NY 10022-4728

Martin Zweig                                     Government Cash Fund Class M          9.01%            16,349,660.140
Tax Account
900 Third Avenue, Fl. 30
New York, NY 10022-4728

Hare & Co.                                       Government Cash Fund Class M         16.99%            30,826,677.600
Bank of New York
Attn. Stif/Master Note
1 Wall Street, Fl. 2
New York, NY 10005-2501

Martin E. Zweig Personal                         Government Cash Fund Class M         18.70%            33,938,329.810
C/O Zweig Companies                              Government Fund Class I              75.62%               224,582.298
900 Third Avenue, Fl. 30
New York, NY 10022-4728

State Street Bank & Trust Co.                    Government Fund Class B               6.64%                 8,734.972
Cust for the Rollover IRA of
Gabriel M. Frayne
2055 Quaker Ridge Road
Croton HDSN, NY 10520-3515

PaineWebber for the Benefit of                   Growth & Income Fund Class A          5.69%                10,336.342
Anna May Carlson Ttee
The Elmer J. Carlson Trust
& Anna May Carlson Trust "B"
2551 Coronado Place
Vista, CA 92083-8715

State Street Bank & Trust Co                     Growth & Income Class A              10.67%                19,385.913
Cust for the Rollover IRA of
Mollie Friedman Zweig
625 Park Avenue Apt 8-9B
New York, NY 10021-6545

Donaldson Lufkin Jenrette                        Growth & Income Class C               5.77%                16,595.865
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

NAME OF SHAREHOLDERS                             FUND AND CLASS                  PERCENTAGE OF CLASS     NUMBER OF SHARES
--------------------                             --------------                  -------------------     ----------------

Prudential Securities Inc.                       Growth & Income Class C               6.72%                19,349.643
FBO Richard W. Dowis &
Colleen D. Dowis Ten Com
425 Columbine Street
Sterling, CO 80751-3947

     On September 27, 2000, with the exception of Dr. Zweig who owned 27.71% of the Class M Shares and 75.62% of the Class I Shares, the Trustees and officers as a group owned less than 1% of the outstanding shares of any other class of the Fund.

REASONS FOR THE PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS
     The Proposals 1-15 in this proxy statement are among a series of proposed transactions in which mutual funds managed by Phoenix Investment Counsel, Inc. ("Phoenix") and its affiliates, including Phoenix-Zweig Advisers LLC, (the "Phoenix Funds") will, if not previously organized as a Delaware business trust, be reorganized as a Delaware business trust and then operate under common fundamental investment restrictions. Since the Trust already is a Delaware business trust, the changes contemplated by this proxy statement are limited to changes in the fundamental investment restrictions of the Fund. Because many of the Phoenix Funds began operations outside of the Phoenix organization, they have different fundamental investment restrictions. Management believes that integrating all of the Phoenix Funds by adopting a single business form, domicile and fundamental investment restrictions offers the opportunity for operational efficiencies that will benefit all shareholders.

     If Proposals 1-15 are approved, the Fund will have fundamental investment restrictions which are expected to become standard for all of the Phoenix Funds. These proposed restrictions differ in certain respects from the current fundamental investment restrictions. Management believes that increased standardization of fundamental investment restrictions will help to promote operational efficiencies and facilitate monitoring of compliance with the restrictions. Although the Fund will have additional flexibility to engage in previously prohibited activities if the proposals are approved, Management does not presently anticipate that the use of different investment restrictions resulting from amending or eliminating each of the current fundamental investment restrictions or adopting a new fundamental investment restriction as described in the proposals below will have any material impact on the investment techniques employed. For a more detailed comparison of the current and proposed fundamental investment restrictions, see Proposals 1-15 below.


                                   PROPOSAL 1

          TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR THE FUND
                           REGARDING DIVERSIFICATION

     The Board of Trustees has proposed that the shareholders of the Fund approve an amendment to the fundamental investment restriction regarding diversification. The current fundamental investment restriction regarding diversification provides that the Fund may not:

         "With respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, except securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, its agencies or instrumentalities."

     If Proposal 1 is approved, this restriction will be replaced with the following fundamental investment restriction regarding diversification:

         "A Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund."

     The new language more closely tracks the definition of a "diversified company" set forth in the Investment Company Act of 1940 as amended (the "1940 Act") in that the new restriction would not apply to investments by the Fund in other investment companies and the new restriction would apply to purchases which result in the Fund holding more than 10% of the outstanding voting securities of an issuer. Under another section of the 1940 Act, mutual funds face substantial restrictions on investments in other registered investment companies. In addition, as a money market fund, the Fund is subject to the stricter diversification requirements of Rule 2a-7 under the 1940 Act. Under Rule 2a-7 the Fund may invest up to 25% of its assets in "first tier" securities, but only for up to three business days. For purposes of this proxy statement, the "1940 Act" includes rules and regulations of the Securities and Exchange Commission ("SEC") issued under that Act.


                                   PROPOSAL 2

           TO ADOPT A FUNDAMENTAL INVESTMENT RESTRICTION FOR THE FUND
                            REGARDING CONCENTRATION

     The Board of Trustees has proposed that the shareholders of the Fund approve the adoption of a fundamental investment restriction regarding concentration.

     If Proposal 2 is approved, the Fund will be subject to the following fundamental investment restriction regarding concentration:

         "A Fund may not purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities), except that the Fund may invest more than 25% of its assets in instruments issued by domestic banks."

     Although the Fund does not currently have a fundamental investment restriction regarding concentration, the Fund is subject to the restrictions imposed on concentration by mutual funds under the 1940 Act. The proposed restriction provides that the Fund may reserve freedom of action to invest more than 25% of its assets in instruments issued by domestic banks. The SEC staff has taken the position that United States branches of foreign banks may be considered domestic banks if they are subject to the same regulations as United States banks. Under certain circumstances, foreign branches of U.S. banks can also be treated as domestic banks.

     The Fund does not currently invest any of its assets in the domestic banking industry. The Fund currently invests only in securities issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities. Instruments issued by domestic banks are neither issued nor guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. If the proposal is approved and the Fund purchases instruments issued by domestic banks, the Fund will face an increased credit risk in connection with the issuers of these instruments. Management does not at this time expect any material impact on the Fund's investment techniques as a result of this change. The proposed restriction is consistent with the SEC guidelines established under the 1940 Act.


                                   PROPOSAL 3

          TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR THE FUND
                              REGARDING BORROWING

     The Board of Trustees has proposed that the shareholders of the Fund approve an amendment to the fundamental investment restriction regarding borrowing. The current fundamental investment restriction regarding borrowing provides that the Fund may not:

         "Borrow money, except from banks for temporary purposes in an amount up to 10% of the value of its total assets. The Fund may only pledge its assets in an amount up to 10% of the value of its total assets, and then only to secure such borrowings. The Fund will borrow money only to accommodate requests to redeem shares to effect an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes; accordingly, it is anticipated that any such borrowing will be repaid before additional investments are made. The Fund currently does not intend to borrow money to an extent exceeding 5% of its total assets."

     If Proposal 3 is approved, this restriction will be replaced with the following fundamental investment restriction regarding borrowing:

         "A Fund may not borrow money, except (i) in amounts not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions,
         (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing."

     The proposed borrowing restriction is based upon the limitations currently imposed on mutual funds by the 1940 Act. If the proposal is approved, the Fund would, at least in theory, have greater flexibility to leverage its assets in that the Fund will have the ability to borrow up to one-third of its total assets from banks for any purposes, and an additional 5% of its total assets for temporary purposes. Under the current restriction, the use of proceeds of borrowings is more restrictive; the Fund may borrow up to 10% of its total assets only for temporary purposes and pledge up to 10% of its total assets. The proposed restriction contains no limitation on the pledge of assets by the Fund. Notwithstanding this change, Management does not anticipate that the Fund will make use of this greater flexibility afforded by the proposed restriction. As a money market fund, the Fund may not engage in practices which are inconsistent with maintaining a stable net asset value. Significant borrowing would increase the risk that a Fund might be unable to maintain a constant net asset value.


                                   PROPOSAL 4

   TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR THE FUND REGARDING THE
                         ISSUANCE OF SENIOR SECURITIES

     The Board of Trustees has proposed that the shareholders of the Fund approve an amendment to the fundamental investment restriction regarding the issuance of senior securities. The current fundamental investment restriction regarding senior securities provides that the Fund may not:

         "Issue any securities which would be deemed to be senior securities in contravention of the 1940 Act."

     If Proposal 4 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction."

     Mutual funds are generally prohibited from issuing "senior securities." The SEC staff has previously permitted mutual funds to engage in certain trading activities, subject to certain limitations, that could otherwise be viewed as senior securities. The proposed restriction clarifies that the Fund is allowed to engage in these activities to the extent permitted by the SEC or the SEC staff. Since the Fund will have greater flexibility to issue senior securities, the Fund may be subject to additional costs and risks. For example, the costs of engaging in trading activities which could be viewed as senior securities can reduce the Fund's total return. In addition, upon engaging in activities which could be viewed as senior securities, the Fund could experience increased risks due to the effects of leveraging. However, as a money market fund, the Fund will be constrained in taking advantage of this additional flexibility by its obligation to avoid practices which are inconsistent with maintaining a stable net asset value.

                                   PROPOSAL 5

                TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                      FOR THE FUND REGARDING UNDERWRITING

     The Board of Trustees has proposed that the shareholders of the Fund approve an amendment to the fundamental investment restriction regarding underwriting. The current fundamental investment restriction regarding underwriting provides that the Fund may not:

         "Underwrite the securities of other issuers."

     If Proposal 5 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law."

     Management believes there is no substantive change involved in this proposal. The proposed investment restriction clarifies that the Fund would not violate the restriction if it was deemed an underwriter as a result of the sale of its portfolio securities under the 1933 Act or any other applicable law.


                                   PROPOSAL 6

                TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                FOR THE FUND REGARDING INVESTING IN REAL ESTATE

     The Board of Trustees has proposed that the shareholders of the Fund approve an amendment to the fundamental investment restriction regarding investing in real estate. The current fundamental investment restriction regarding investing in real estate provides that the Fund may not:

         "Purchase or sell real estate [or] real estate investment trust securities..."

     If Proposal 6 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not purchase or sell real estate, except that the Fund may
         (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
         (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities."

     The proposed restriction would clarify that the Fund is permitted to invest in mortgage-related securities and other securities secured by real estate. In addition, the Fund is permitted under the proposed restriction to acquire or lease office space for its own use, although it is not anticipated that the Fund will do so. The proposed restriction would also permit a Fund to hold and sell real estate acquired as a result of the ownership of securities (for example as the holder of a bond in a company that had gone into bankruptcy) subject to the restrictions imposed on money market funds under the 1940 Act. In addition, the proposed restriction would permit the Fund to invest in securities of issuers that invest in real estate or related interests, including real estate investment trusts. Although, as a money market fund, the Fund would be prohibited by the 1940 Act from investing in equity securities, it is possible that the Fund might acquire debt securities of real estate investment trusts if they met all of the Fund's other investment criteria.

                                   PROPOSAL 7

                TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                FOR THE FUND REGARDING INVESTING IN COMMODITIES

     The Board of Trustees has proposed that the shareholders of the Fund approve an amendment to the fundamental investment restriction regarding investing in commodities. The current fundamental investment restriction regarding investing in commodities provides that the Fund may not purchase or sell commodities.

     If Proposal 7 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities)."

     The current restriction prohibits the Fund from investing in commodities. The proposed restriction permits the Fund to purchase and sell derivatives that have a value tied to the value of a financial index, financial instrument or other asset. These derivatives include, for example, options, futures contracts and options on futures contracts. However, the ability of the Fund to engage in futures contracts and options on futures will remain subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Under current CFTC rules, the Fund would not be permitted to enter into a futures transaction if it would cause the aggregate amount of initial margin deposit and related option premiums for non-hedging purposes to exceed 5% of the value of its assets. While the use of derivatives can guard against potential risks, it can eliminate some opportunities for gains. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund. However, as a money market fund, the Fund will be constrained in making such investments by its obligation to avoid practices which are inconsistent with maintaining a stable net asset value.


                                   PROPOSAL 8

                TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                         FOR THE FUND REGARDING LENDING

     The Board of Trustees has proposed that the shareholders of the Fund approve an amendment to the fundamental investment restriction regarding lending. The current fundamental investment restriction regarding lending states that the Fund may not:

         "Make loans to others, except that engaging in permissible activities specified in the Prospectus under the heading "Principal Investment Strategies" and in the Statement of Additional Information under the headings "Investment Objectives and Policies" and "Investment Restrictions" shall not be viewed as loans for this purpose."

     If Proposal 8 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies."

     The proposed restriction will allow the Fund greater flexibility to engage in a broad scope of lending activities. The proposed restriction does not limit the amount of portfolio securities that the Fund may lend. The staff of the SEC currently limits loans of portfolio securities to one-third of a mutual fund's assets, including any collateral received from the loan. If the SEC staff were to provide greater flexibility to mutual funds to engage in securities lending in the future, the Fund would be able to take advantage of that increased flexibility. However, as a money market fund, the Fund will be constrained in taking advantage of this additional flexibility by its obligation to avoid practices which are inconsistent with maintaining a stable net asset value. The main risk in lending securities, as with other extensions of credit, is the possibility that the borrower may fail to honor its obligations, causing a loss for the Fund. The proposed lending restriction would also permit the Fund to participate in an interfund lending program with other registered investment companies. Management does not currently intend to establish an interfund lending program.


                                   PROPOSAL 9

   TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR THE FUND REGARDING
                       INVESTING IN OIL AND GAS INTERESTS

     The Board of Trustees has proposed that the shareholders of the Fund approve the elimination of the fundamental investment restriction regarding investing in oil and gas interests. The current fundamental investment restriction provides that the Fund may not purchase or sell oil and gas interests.

     If Proposal 9 is approved, this restriction will be eliminated. Management believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds. However, as a money market fund, the Fund would generally be prohibited under the 1940 Act from acquiring oil and gas interests.


                                  PROPOSAL 10

   TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR THE FUND REGARDING
                                  SHORT SALES

     The Board of Trustees has proposed that the shareholders of the Fund approve the elimination of the fundamental investment restriction regarding short sales. The current fundamental investment restriction provides that the Fund may not sell securities short.

     If Proposal 10 is approved, this restriction will be eliminated. Management believes this restriction was based on the requirements of state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds. However, as a money market fund, the Fund is currently prohibited under the 1940 Act from selling securities short.


                                  PROPOSAL 11

   TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR THE FUND REGARDING
                   WRITING OR PURCHASING PUT OR CALL OPTIONS

     The Board of Trustees has proposed that the shareholders of the Fund approve the elimination of the fundamental investment restriction regarding put or call options. The current fundamental investment restriction provides that the Fund may not write or purchase put or call options.

     If Proposal 11 is approved, this restriction will be eliminated. Management believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds. However, as a money market fund, the Fund would generally be prohibited under the 1940 Act from writing or purchasing put or call options.

                                  PROPOSAL 12

              TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION
          FOR THE FUND REGARDING THE PURCHASE OF ILLIQUID INVESTMENTS

     The Board of Trustees has proposed that the shareholders of the Fund approve the elimination of the fundamental investment restriction regarding investments in repurchase agreements and other illiquid investments.
The current fundamental investment restriction regarding investments in repurchase agreements and other illiquid investments provides that the Fund may not:

         "Invest more than an aggregate of 10% of its net assets (taken at current value) in repurchase agreements maturing in more than seven days and other illiquid investments (such as non-negotiable certificates of deposit, non-negotiable time deposits or other non-marketable securities)."

     If Proposal 12 is approved, this restriction will be eliminated. Management believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds. However, as a money market fund, the Fund would remain subject to a 10% limitation on investments in illiquid securities under the 1940 Act. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions. To the extent the Fund has a greater percentage of its portfolio in illiquid securities it will be subject to increased risk of this kind. Management does not at this time expect any material impact on the Fund's investment techniques as a result of this change.


                                  PROPOSAL 13

     TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR THE FUND REGARDING
          INVESTING IN COMPANIES FOR THE PURPOSE OF EXERCISING CONTROL

     The Board of Trustees has proposed that the shareholders of the Fund approve the elimination of the fundamental investment restriction regarding investing in companies for the purpose of exercising control. The current fundamental investment restriction provides that the Fund may not invest in companies for the purpose of exercising control.

     If Proposal 13 is approved, this restriction will be eliminated. Management believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds. However, as a money market fund, the Fund would generally be prohibited under the 1940 Act from investing in companies for the purpose of exercising control.


                                  PROPOSAL 14

   TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR THE FUND REGARDING
                    INVESTING IN OTHER INVESTMENT COMPANIES

     The Board of Trustees has proposed that the shareholders of the Fund approve the elimination of the fundamental investment restriction regarding investing in other investment companies. The current fundamental investment restriction provides that the Fund may not:

         "Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets."

     If Proposal 14 is approved, this restriction will be eliminated. Management believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds. However, the Fund would remain subject to limitations on investments in other registered investment companies imposed on all mutual funds under the 1940 Act. Fund assets invested in other investment companies will incur fees and other expenses similar to the investment management, custodial and other fees that the Fund charges. To the extent the Fund invests in other investment companies, shareholders would in effect incur a second layer of fees and other expenses in connection with these investments.

                                  PROPOSAL 15

   TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR THE FUND REGARDING
                INVESTING IN EQUITY SECURITIES AND CERTAIN BONDS

     The Board of Trustees has proposed that the shareholders of the Fund approve the elimination of the fundamental investment restriction regarding investing in equity securities and certain bonds. The current fundamental investment restriction regarding investing in equity securities and certain bonds provides that the Fund may not:

         "Purchase common stocks, preferred stocks, warrants, other equity securities, state bonds, municipal bonds, industrial revenue bonds or corporate bonds or debentures."

     If Proposal 15 is approved, this restriction will be eliminated. This investment restriction, though generally consistent with the Fund's investment objective and principal investment strategies, is not required by the 1940 Act. Management believes it is highly unusual for a mutual fund to be bound by such a broad fundamental investment restriction. Management believes that it would be in the best interests of shareholders for the Fund to have greater flexibility to make investments otherwise permitted by the 1940 Act. As a money market fund, the Fund would continue to be bound by strict portfolio quality, maturity and diversification requirements imposed under the 1940 Act. In addition, under SEC guidelines, the Fund must invest 65% of its assets (and under proposed guidelines, 80% of its assets) in securities of the U.S. Government, its agencies and instrumentalities.

     To the extent the Fund invests in equity securities, the Fund will be subject to the risks associated with equity securities, including fluctuations in market value. To the extent the Fund invests in debt securities, such as state, municipal or industrial revenue bonds or corporate bonds or debentures, the Fund will be subject to the risks associated with debt securities, such as credit risk. Management does not at this time expect any material impact on the Fund's investment techniques as a result of this change.


                                  PROPOSAL 16

                 TO RATIFY OR REJECT THE SELECTION OF AUDITORS

     On the recommendation of the Audit Committee, the Trustees (including all of the Trustees who are not interested persons of the Fund) have selected PricewaterhouseCoopers LLP, independent accountants, to audit financial statements of the Trust filed with the SEC and other regulatory authorities. The Trust has been advised that neither such firm nor any of its partners has any financial interest in the Fund. The selection of auditors is subject to ratification or rejection by the shareholders at the meeting.

     A representative of PricewaterhouseCoopers LLP, auditors for the Trust for the fiscal year ended December 31, 1999, is not expected to be present at the meeting.

     The auditors examine the financial statements of the Trust annually, issue a report on internal controls and procedures for inclusion in Securities and Exchange Commission filings for the year, review the Trust's semi-annual financial statements and prepare or review the Trust's income tax returns.


 THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE
                  SHAREHOLDERS APPROVE EACH OF THE PROPOSALS.


ADVISER, PRINCIPAL UNDERWRITER AND ADMINISTRATOR
     Phoenix-Zweig Advisers LLC ("Phoenix-Zweig") (formerly Zweig/Glaser Advisers LLC) is the investment adviser to the Fund and is located at 900 Third Avenue, New York, NY 10022. Phoenix-Zweig is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), a Delaware corporation, located at
56 Prospect St., Hartford, CT 06115. PXP is a publicly-traded independent registered investment advisory firm, and has served investors for over 70 years. Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2000, serves as the Trust's underwriter and as the Trust's financial agent (administrator).

OTHER BUSINESS
     The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Fund and the shareholders of the Fund.

     The Trust does not hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders wishing to submit proposals for inclusion in the proxy statement for any subsequent shareholder meeting of their Fund should send their written submissions to the offices of the Trust at 101 Munson Street, Greenfield, Massachusetts 01301.

                              PHOENIX-ZWEIG TRUST
                          900 THIRD AVENUE, 31ST FLOOR
                            NEW YORK, NEW YORK 10022

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               NOVEMBER 30, 2000

                       PHOENIX-ZWEIG GOVERNMENT CASH FUND

                                     PROXY

         The undersigned shareholder of Phoenix-Zweig Government Cash Fund (the "Fund"), a series of Phoenix-Zweig Trust (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 30, 2000 at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                 TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                          "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                      DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS

1.    To amend the fundamental investment restriction regarding       For               Against          Abstain
      diversification.                                                [  ]              [  ]             [  ]

2.    To amend the fundamental investment restriction regarding       For               Against          Abstain
      concentration.                                                  [  ]              [  ]             [  ]

3.    To amend the fundamental investment restriction regarding       For               Against          Abstain
      borrowing.                                                      [  ]              [  ]             [  ]

4.    To amend the fundamental investment restriction regarding       For               Against          Abstain
      senior securities.                                              [  ]              [  ]             [  ]

5.    To amend the fundamental investment restriction regarding       For               Against          Abstain
      underwriting.                                                   [  ]              [  ]             [  ]

6.    To amend the fundamental investment restriction regarding       For               Against          Abstain
      investing in real estate.                                       [  ]              [  ]             [  ]

7.    To amend the fundamental investment restriction regarding       For               Against          Abstain
      investing in commodities.                                       [  ]              [  ]             [  ]

8.    To amend the fundamental investment restriction regarding       For               Against          Abstain
      lending.                                                        [  ]              [  ]             [  ]

9.    To eliminate the fundamental investment restriction             For               Against          Abstain
      regarding investing in oil and gas interests.                   [  ]              [  ]             [  ]

10.   To eliminate the fundamental investment restriction             For               Against          Abstain
      regarding short sales.                                          [  ]              [  ]             [  ]

11.   To eliminate the fundamental investment                         For               Against          Abstain
      restriction regarding writing or purchasing put                 [  ]              [  ]             [  ]
      or call options.

VOTE ON PROPOSALS

12.   To eliminate the fundamental investment             For               Against          Abstain
      restriction regarding the purchase of               [  ]              [  ]             [  ]
      illiquid investments.

13.   To eliminate the fundamental investment             For               Against          Abstain
      restriction regarding investing in companies for    [  ]              [  ]             [  ]
      the purpose of exercising control.

14.   To eliminate the fundamental investment             For               Against          Abstain
      restriction regarding investing in other            [  ]              [  ]             [  ]
      investment companies.

15.   To eliminate the fundamental investment             For               Against          Abstain
      restriction regarding investing in equity           [  ]              [  ]             [  ]
      securities and certain bonds.

16.   To ratify the selection of PricewaterhouseCoopers   For               Against          Abstain
      LLP as auditors.                                    [  ]              [  ]             [  ]


TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

--------------------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)                                     Date
--------------------------------------------------------------------------------
Signature (Joint Owners)                                               Date